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                                                                    EXHIBIT 23.2
PRICEWATERHOUSECOOPERS [LOGO]
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                                                 PRICEWATERHOUSECOOPERS LLP
                                                 Southwark Towers
                                                 32 London Bridge Street
                                                 London SE1 9SY
                                                 Telephone +44 (0) 20 7583 5000
                                                 Facsimile +44 (0) 20 7822 4652


The Directors
Barclaycard Funding PLC
54 Lombard Street
London
EC3P 3AH




12 November 2004



Dear Directors,

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 12 November 2004 relating to the consolidated financial statements of Barclaycard Funding PLC and Subsidiary for the period ended 31 December 2003, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Yours sincerely,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.



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PRICEWATERHOUSECOOPERS [LOGO]
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                                                 PRICEWATERHOUSECOOPERS LLP
                                                 Southwark Towers
                                                 32 London Bridge Street
                                                 London SE1 9SY
                                                 Telephone +44 (0) 20 7583 5000
                                                 Facsimile +44 (0) 20 7822 4652


The Directors
Gracechurch Card Funding (No. 7) PLC
54 Lombard Street
London
EC3P 3AH



12 November 2004



Dear Directors,

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 12 November 2004 relating to the balance sheet of Gracechurch Card Funding (No. 7) PLC as at 12 November 2004, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Yours sincerely,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.

PRICEWATERHOUSECOOPERS [LOGO]
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                                                 PRICEWATERHOUSECOOPERS LLP
                                                 Southwark Towers
                                                 32 London Bridge Street
                                                 London SE1 9SY
                                                 Telephone +44 (0) 20 7583 5000
                                                 Facsimile +44 (0) 20 7822 4652


The Directors
Gracechurch Card Funding (No. 7) PLC
54 Lombard Street
London
EC3P 3AH



12 November 2004


Dear Directors,

GRACECHURCH CARD FUNDING (NO. 7) PLC (THE "COMPANY")

We hereby consent to the inclusion in the prospectus, to be dated 12 November 2004 and proposed to be published by the Company, of the independent registered public accounting firm's report on the balance sheet of the Company dated 12 November 2004 and of the independent registered public accounting firm's report on the consolidated financial statements of Barclaycard Funding PLC and Subsidiary for the period ended 31 December 2003 and the references to our name in the form and context in which they are included.

We confirm that we have authorised the contents of those parts of the prospectus which comprise our reports for the purposes of Regulation 6(1)(e) of the Financial Services and Markets Act 2000 (Official Listing of Securities) Regulations 2001 (as amended).

We attach a proof of the proposed prospectus initialled by us for the purposes of identification.

Yours sincerely,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------

                                                 PRICEWATERHOUSECOOPERS LLP
                                                 Southwark Towers
                                                 32 London Bridge Street
                                                 London SE1 9SY
                                                 Telephone +44 (0) 20 7583 5000
                                                 Facsimile +44 (0) 20 7822 4652


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C.  20549


12 November  2004


Commissioners

AWARENESS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are aware that our report dated 12 November 2004 on our review of interim financial information of Barclaycard Funding PLC and its subsidiary undertaking Gracechurch Card Funding (No. 1) PLC ("the Group") as of and for the six month period ended 30 June 2004 is included in the Group's Registration Statement dated 12 November 2004.


Yours sincerely,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.